UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

Form 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 9, 2013

Piedmont Office Realty Trust, Inc.

(Exact name of registrant as specified in its charter)

Commission File Number: 001-34626

Maryland	58-2328421
(State or other jurisdiction of incorporation)	(IRS Employer Identification No.)

11695 Johns Creek Parkway

Suite 350

Johns Creek, GA 30097-1523

(Address of principal executive offices, including zip code)

770-418-8800

(Registrant’s telephone number, including area code)

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01. Entry Into a Material Definitive Agreement.

On May 9, 2013, Piedmont Operating Partnership, LP (the “Operating Partnership”), the operating partnership and wholly-owned subsidiary of Piedmont Office Realty Trust, Inc. (the “Company”), issued $350 million in aggregate principal amount of 3.40% Senior Notes due 2023 (the “Notes”), which mature on June 1, 2023, pursuant to an indenture, dated as of May 9, 2013 (the “Indenture”), by and among the Operating Partnership, the Company, as guarantor, and U.S. Bank National Association, as trustee (the “Trustee”).

The Notes have not been registered under the Securities Act of 1933, as amended (the “Securities Act”) or the securities laws of any other jurisdiction. The Notes were offered in the United States to qualified institutional buyers pursuant to Rule 144A of the Securities Act and outside the United States pursuant to Regulation S under the Securities Act.

Indenture and Notes

The following is a brief description of the material provisions of the Indenture and the Notes. The description of the Indenture and the Notes contained herein is qualified in its entirety by reference to the Indenture and form of 3.40% Senior Notes due 2023, filed as Exhibits 4.1 and 4.2 to this Current Report on Form 8-K, which are incorporated herein by reference.

Interest Payments

Interest on the Notes is payable semi-annually in arrears on June 1 and December 1 of each year, beginning on December 1, 2013.

Guarantee

The Notes are fully and unconditionally guaranteed on a senior unsecured basis by the Company.

Ranking

The Notes are senior unsecured obligations of the Operating Partnership and rank equally in right of payment with all of the Operating Partnership’s other existing and future senior unsecured indebtedness. The Company guarantee is a senior unsecured obligation of the Company and ranks equally in right of payment with all of the Company’s other existing and future senior unsecured indebtedness and guarantees.

Optional Redemption

The Operating Partnership may, at its option, redeem the Notes, in whole at any time or in part from time to time, in each case prior to March 1, 2023, at a redemption price equal to the greater of (i) 100% of the principal amount of the Notes to be redeemed and (ii) a “make-whole” amount, plus, in each case, unpaid interest, if any, accrued to, but not including, the date of redemption. In addition, at any time on or after March 1, 2023, the Operating Partnership may, at its option, redeem the Notes, in whole at any time or in part from time to time, at a redemption price equal to 100% of the principal amount of the Notes to be redeemed plus unpaid interest, if any, accrued to, but not including, the date of redemption.

Certain Covenants

The Indenture contains certain covenants that, subject to certain exceptions, limit the ability of the Company and the Operating Partnership to, among other things, incur additional secured and unsecured indebtedness and to merge, consolidate, sell, lease or otherwise dispose of their properties and assets substantially as an entirety. The Indenture also contains covenants that require the Company to maintain a pool of unencumbered assets.

Events of Default

The Indenture contains customary events of default which, if any of them occurs, would permit or require the principal of and accrued interest on the Notes to become or to be declared due and payable.

Registration Rights Agreement

In connection with the issuance of the Notes, the Operating Partnership and the Company entered into a registration rights agreement, dated as of May 9, 2013, with J.P. Morgan Securities, LLC, Morgan Stanley & Co. LLC and U.S. Bancorp Investments, Inc., as representatives of the initial purchasers of the Notes (the “Registration Rights Agreement”), obligating the Operating Partnership and the Company to use their reasonable best efforts to file with the Securities and Exchange Commission (the “Commission”) and cause to become effective a registration statement (the “Exchange Offer Registration Statement”) relating to an offer to exchange the Notes for new notes (the “Exchange Offer”) with terms substantially identical in all material respects with the Notes by January 4, 2014. Once the Exchange Offer Registration Statement has been declared effective, the Operating Partnership will offer the new notes in exchange for surrender of the Notes. In the event the Exchange Offer Registration Statement is not available and in certain other circumstances, the Operating Partnership and the Company will use their reasonable best efforts to file with the Commission and cause to become effective a registration statement providing for resale of the Notes. Failure of the Operating Partnership and the Company to comply with the registration and exchange requirements in the Registration Rights Agreement within the specified time period would require the Operating Partnership to pay additional interest on the Notes until the Exchange Offer is completed or the registration statement providing for resale of the Notes is declared effective or the Notes become freely tradable under the Securities Act.

This description of the Registration Rights Agreement is qualified in its entirety by the Registration Rights Agreement filed as Exhibit 4.3 to this Current Report on Form 8-K, which is incorporated herein by reference.

Other Relationships

J.P. Morgan Securities, LLC, Morgan Stanley & Co. LLC and U.S. Bancorp Investments, Inc. and their affiliates have in the past performed, and may in the future perform, various financial advisory, investment banking and commercial banking services, including participating as lenders, from time to time for the Company and the Operating Partnership and their affiliates in the ordinary course of business for which they have received or will receive customary fees and reimbursement of expenses. For instance, an affiliate of J.P. Morgan Securities LLC is the Administrative Agent and a lender under the Company’s $300 million unsecured term loan facility (the “Term Loan”) and $500 million unsecured line of credit (the “Line of Credit”) and a party to several interest rate swap agreements with the Company; an affiliate of Morgan Stanley & Co. LLC is a lender under the Line of Credit and a mortgage granted by several of the Company’s subsidiaries; and affiliates of U.S. Bancorp Investments, Inc. are a lender under the Term Loan and Line of Credit, the Trustee under the Indenture and a significant tenant of the Company.

Item 2.03. Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

The information set forth above under Item 1.01 is hereby incorporated by reference into this Item 2.03.

Item 8.01. Other Events.

On May 9, 2013, the Company issued a press release announcing the completion of the offering of the Notes. A copy of the press release relating to the announcement is attached hereto as Exhibit 99.1 and is incorporated herein by reference.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits:

Exhibit No.	Description

4.1	Indenture, dated May 9, 2013, by and among Piedmont Operating Partnership, LP, Piedmont Office Realty Trust, Inc. and U.S. Bank National Association, as trustee.

4.2	Form of 3.40% Senior Notes due 2023 (included in Exhibit 4.1).

4.3	Registration Rights Agreement, dated May 9, 2013, by and among Piedmont Operating Partnership, LP, Piedmont Office Realty Trust, Inc. and J.P. Morgan Securities, LLC, Morgan Stanley & Co. LLC and U.S. Bancorp Investments, Inc., as representatives of the initial purchasers listed on Schedule 1 thereto.

99.1	Press release dated May 9, 2013.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this Current Report to be signed on its behalf by the undersigned hereunto duly authorized.

Piedmont Office Realty Trust, Inc.
(Registrant)

Date: May 13, 2013	By:	/s/ Robert E. Bowers
Robert E. Bowers
Chief Financial Officer and Executive Vice President

EXHIBIT INDEX

Exhibit No.	Description

Exhibit 4.1	Indenture, dated May 9, 2013, by and among Piedmont Operating Partnership, LP, Piedmont Office Realty Trust, Inc. and U.S. Bank National Association, as trustee.

Exhibit 4.2	Form of 3.40% Senior Notes due 2023 (included in Exhibit 4.1).

Exhibit 4.3	Registration Rights Agreement, dated May 9, 2013, by and among Piedmont Operating Partnership, LP, Piedmont Office Realty Trust, Inc. and J.P. Morgan Securities, LLC, Morgan Stanley & Co. LLC and U.S. Bancorp Investments, Inc., as representatives of the initial purchasers listed on Schedule 1 thereto.

Exhibit 99.1	Press release dated May 9, 2013.